Rule 10f-3 Transaction Exhibit
Nuveen Investment Trust III
Nuveen High Yield Bond Fund
FILE #811-09037
ATTACHMENT 77O

<c>TRADE DATE
<c>DESCRIPTION OF SECURITY/ISSUER
<c>ISSUE SIZE
<c>AMOUNT PURCHASED
<c>LIST OF UNDERWRITERS
<c>NAME OF AFFILIATED BROKER-DEALER
<s>3/26/08
Fairpoint Communications
13.125 % Due  4/1/2018
$551,000,000
$685,811.00
700,000 par
Morgan Stanley & Co., Incorporated
Banc of America Securities LLC
Merrill Lynch & Co.
Wachovia Bank, National Association
Deutsche Bank AG
<s>Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co., Incorporated
Wachovia Capital Markets LLC
Deutsche Bank AG
<s>3/27/08
Steel Dynamics 7.75 % Due 4/15/16
$375,000,000
$700,000.00
Morgan Stanley & Co., Incorporated
Banc of America Securities LLC
<s>Morgan Stanley & Co., Incorporated

<s>4/10/08
Mark West Energy Partners, L.P. Senior Notes 8.75% Due 4/15/18
$400,000,000
$223,161.75
225,000 par
J.P. Morgan Securities Inc.
Wachovia Bank, National Association
Deutsche Bank AG
<s>Wachovia Capital Markets LLC
Deutsche Bank AG
<s>4/15/08
Steel Dynamics 7.75 % Due  4/15/16
$125,000,000
$476,533.85
475,000 par
Morgan Stanley & Co., Incorporated
Banc of America Securities LLC
<s>Morgan Stanley & Co., Incorporated

<s>5/9/08
Petrohawk Energy Corp. Senior Notes 7.875% Due 6/1/2015
$500,000,000
$200,000.00
Lehman Bros. Inc.
Merrill Lynch & Co.
<s>Merrill Lynch, Pierce, Fenner & Smith Incorporated

<s>5/13/08
Nortek, Inc. Senior Secured Notes 10% Due 12/1/2013
$750,000,000
$949,987.20
960,000 par
Credit Suisse Securities (USA) LLC
UBS Securities
<s>UBS Securities
<s>5/13/08
Copano Energy 7.75% Senior Notes Due 6/1/2018
$300,000,000
$960,000.00
Banc of America Securities LLC
Deutsche Bank AG
<s>Deutsche Bank AG
<s>5/15/08
Sandridge Energy 8% Senior Notes Due 6/1/2018
$750,000,000
$960,000.00
Banc of America Securities LLC
Deutsche Bank AG
<s>Deutsche Bank AG
<s>5/20/08
Plains Exploration and Production Co. 7.625% Senior Notes Due 6/1/2018
$400,000,000
$1,000,000.00
J.P. Morgan Securities Inc.
Merrill Lynch & Co.

<s>Merrill Lynch, Pierce, Fenner & Smith Incorporated

<s>5/21/08
Nortel Networks Limited 10.75% Senior Notes Due 7/15/2016
$675,000,000
$950,400.00
960,000 par
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated

<s>Morgan Stanley & Co., Incorporated

<s>6/5/08
Airgas, Inc. Senior Sub Notes 7.125 % Due 10/1/2018
$400,000,000
$950,000.00
Banc of America Securities LLC
Wachovia Bank, National Association
<s>Wachovia Capital Markets LLC
<s>6/5/08
Sallie Mae Asset-Backed Security SLMA 2008-6 A1 Due 10/27/2014
$2,000,000,000
$2,000,000.00
RBS Greenwich Capital
Merrill Lynch & Co.
<s>Merrill Lynch, Pierce, Fenner & Smith Incorporated

<s>6/19/08
Expedia Inc. 8.5% Senior Notes Due 7/1/2016
$400,000,000
$931,505.40
J.P. Morgan Securities Inc.
Banc of America Securities LLC
Wachovia Bank, National Association
Lehman Brothers
BNP Paribas
HSBC Holdings plc
Mizuho Securities USA, Inc.
RBS Greenwich Capital
Societe Generale
Daiwa Securities Group Inc.
<s>Wachovia Capital Markets LLC
<s>6/19/08
Cricket Communications Inc. 10.0% Senior Notes Due 7/15/2015
$300,000,000
$1,945,000.00
Goldman Sachs & Co.
Citigroup Global Markets, Inc.
Morgan Stanley & Co., Incorporated
Deutsche bank AG
<s>Morgan Stanley & Co., Incorporated
Deutsche Bank AG
<s>6/26/08
BE Aerospace, Inc. 8.5% Senior Notes Due 07/01/2018
$600,000,000
$945,000.00
J.P. Morgan Securities Inc.
UBS Securities LLC
Credit Suisse
Mizuho Securities USA Inc.
RBS Greenwich Capital
SunTrust Robinson Humphrey
Wells Fargo Brokerage Services
<s>UBS Securities LLC

<s>7/16/08
Ticketmaster Inc. 10.75% Senior Notes Due 08/01/2016
$300,000,000
$995,000.00
J.P. Morgan Securities Inc.
Merrill Lynch & Co.
Banc of America Securities
Barclays Capital
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets LLC
Daiwa Securities America Inc.
Greenwich Capital Markets Inc.
HSBC Securities (USA) Inc.
Mizuho Securities USA Inc.
Scotia Capital (USA) Inc.
<s>Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Wachovia Capital Markets LLC
<s>7/24/08
XM Satellite Radio, Inc. 13.0 % Due 08/01/2013
$778,500,000
$445,153.50
495,000 par
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
UBS Securities LLC
<s>Morgan Stanley & Co. Incorporated
UBS Securities LLC